UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

August 4, 2015

Date of Report (Date of earliest event reported)

SUMMER INFANT, INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	001-33346	20-1994619
(State or Other	(Commission File Number)	(IRS Employer
Jurisdiction of Incorporation)		Identification No.)

1275 PARK EAST DRIVE

WOONSOCKET, RHODE ISLAND 02895

(Address of Principal Executive Offices)  (Zip Code)

(401) 671-6550

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                                        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Annual Meeting of Stockholders of Summer Infant, Inc. (the “Company”) held on August 4, 2015 (the “Annual Meeting”), the Company’s stockholders approved an amendment to the Company’s 2012 Incentive Compensation Plan (as amended, the “Plan”) to increase the number of shares of the Company’s common stock reserved for issuance under the Plan from 1,100,000 shares to 1,700,000 shares. The foregoing description is qualified in its entirety by reference to the Plan, which is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

Item 5.07.             Submission of Matters to a Vote of Security Holders.

Set forth below are the matters submitted at the Annual Meeting by the Company’s Board of Directors to a vote of the Company’s stockholders and the final results of the voting for each proposal.

Proposal 1: Election of Directors

Each of the following nominees for director was elected based on the following vote:

Nominee	For	Withheld	Broker Non-Votes

Marty Fogelman	12,857,362	1,232,118	2,307,916

Robin Marino	13,734,672	354,808	2,307,916

Alan Mustacchi	13,309,571	779,909	2,307,916

Derial H. Sanders	6,599,751	7,489,729	2,307,916

Robert Stebenne	13,302,298	787,182	2,307,916

Richard Wenz	12,980,536	1,108,944	2,307,916

Stephen J. Zelkowicz	13,744,580	344,900	2,307,916

Proposal 2: Approval and Adoption of Amendment to the Company’s 2012 Incentive Compensation Plan

The proposed amendment to the Company’s 2012 Incentive Compensation Plan to increase the number of shares available for issuance thereunder from 1,100,000 shares to 1,700,000 shares, was approved based on the following vote:

For	Against	Abstained	Broker Non-Votes
10,585,646	3,280,651	223,183	2,307,916

Proposal 3: Approval, on an Advisory Basis, of Named Executive Officer Compensation

The compensation of the Company’s named executive officers for 2014 was approved by a non-binding advisory vote based upon the following vote:

For	Against	Abstained	Broker Non-Votes
13,261,221	815,968	12,291	2,307,916

Proposal 4: Ratification of Appointment of McGladrey LLP as Independent Auditor

The appointment of McGladrey LLP as the independent auditor of the Company for fiscal year ending January 2, 2016 was ratified based on the following vote:

For	Against	Abstained
16,222,889	172,458	2,049

Item 8.01.             Other Events.

On August 4, 2015, the Company’s Board of Directors approved changes to the membership of its committees, such that its committees are now composed of the following members:

Audit Committee	Compensation Committee	Nominating/Governance Committee
Alan Mustacchi, Chair	Marty Fogelman, Chair	Richard Wenz, Chair
Robin Marino	Derial H. Sanders	Marty Fogelman
Richard Wenz	Stephen J. Zelkowicz	Derial H. Sanders
Stephen J. Zelkowicz

Item 9.01.             Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
Number	Description
10.1	2012 Incentive Compensation Plan, as amended

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUMMER INFANT, INC.

Date: August 5, 2015	By:	/s/ William E. Mote, Jr.
William E. Mote, Jr.
Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description
10.1	2012 Incentive Compensation Plan, as amended